September 18, 2000



                                 WESTCOTT FUNDS

                          Westcott Nothing But Net Fund

                            Supplement to Prospectus
                             Dated December 8, 1999


                             MANAGEMENT OF THE FUNDS

         The section titled "Management of the Funds" on page 3 of the Prospectus is replaced in its entirety with the following:

                  Aegis Management, Inc., 230 Westcott St., Suite 1, Houston, Texas 77007, serves as investment adviser to the Funds. The adviser was organized as a Texas corporation in 1933. The adviser manages large capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. The investment decisions for each Fund are made by a committee of the adviser, which is primarily responsible for the day-to-day management of each Fund's portfolio. Each Fund is authorized to pay the adviser an annual fee as follows: Nothing But Net Fund, 1.70%; Large-Cap Fund, 1.00% Fixed Income Fund, 0.75%.



         This supplement and the Prospectus dated December 8, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Security and Exchange Commission dated December 8, 1999, which is incorporated herein by reference and can be obtained without charge by calling the Westcott Funds at 1-800-998-6658.